As filed with the Securities and Exchange Commission on August 20, 1997


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  /x/
Filed by a party other than the registrant   / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/x/  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            JAKARTA GROWTH FUND, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                             JAKARTA GROWTH FUND, INC.

                                 180 Maiden Lane
                            New York, New York 10038

                                   ----------

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 1997

                                   ----------

TO THE SHAREHOLDERS OF
JAKARTA GROWTH FUND, INC.:

      Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Meeting") of Jakarta Growth Fund, Inc. (the "Fund") will be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York on Wednesday, September 24, 1997 at 10:30A.M. for the following purposes:

          (1) To elect six Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending March 31, 1998;

          (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

          (4) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.;

          (5) To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Ltd.; and

          (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on August 4, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 THROUGH 5.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 10, 1997, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                             By Order of the Board of Directors

                                                                JOHN F. WALLACE
New York, New York                                                    Secretary
Dated: August 20, 1997

                                 PROXY STATEMENT

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                            New York, New York 10038


                                   ----------

                       1997 ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 1997

                                   ----------


                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Jakarta Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Capital Management, Inc. ("NCM"), 180 Maiden Lane, New York, New York, on Wednesday, September 24, 1997, at 10:30A.M. The approximate mailing date of this Proxy Statement is August 21, 1997.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR the approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), (d) FOR the approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), and (e) FOR the approval of a new Investment Sub-Advisory Agreement between NAM and Nomura Asset Management Singapore Ltd. ("NAM-Singapore"). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on August 4, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 4, 1997, the Fund had outstanding 5,016,740 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 through 5 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

      The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth as follows:

                                                                                                       Shares of
                                                                                                     Common Stock
                                                                                                      of the Fund
                                              Principal Occupations                                  Beneficially
 Name and Address                            During Past Five Years                     Director       Owned at
   of Nominee                              and Public Directorships(1)           Age     Since      August 4, 1997
 ----------------                           ------------------------             ---     ------     --------------
William G. Barker, Jr. (2)..........   Consultant to the television industry     64       1993           -0-
111 Parsonage Road                       since 1991;  Senior Vice President
Greenwich, Connecticut 06830             and Chief Financial Officer of The
                                         CBS/Fox Company from 1982 to 1991.

George H. Chittenden (2)............   Director of Bank Audi (US).               80       1990           750
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Haruo Sawada (3)....................   President of the Fund since 1997;         47       1997           -0-
180 Maiden Lane                          President and Director of NCM
New York, New York 10038                 since 1997; General Manager of
                                         Nomura Investment Management
                                         Co., Ltd. ("NIMCO") from 1994
                                         to 1996; Senior Vice President of
                                         NCM from 1990 to 1994.

Chor Weng Tan (2)...................   Managing Director for Education, The      61       1990           -0-
345 East 47th Street                     American Society of Mechanical
New York, New York 10017                 Engineering since 1991;
                                         Professor, School of Engineering,
                                         The Cooper Union from 1963 to
                                         1991; Dean, School of
                                         Engineering, The Cooper Union
                                         from 1975 to 1987; Executive
                                         Officer, The Cooper Union
                                         Research Foundation from 1976
                                         to 1987; Program Director,
                                         Presidential Young Investigator
                                         Awards of National Science
                                         Foundation from 1987 to 1989;
                                         and Director, Tround
                                         International, Inc.

                                                                                                       Shares of
                                                                                                     Common Stock
                                                                                                      of the Fund
                                              Principal Occupations                                  Beneficially
 Name and Address                            During Past Five Years                     Director       Owned at
   of Nominee                              and Public Directorships(1)           Age     Since      August 4, 1997
 ----------------                           ------------------------             ---     ------     --------------
Arthur R. Taylor (2)................   President of Muhlenberg College since     62       1990        -0-
2400 Chew Street                         1992; Dean of the Faculty of
Allentown, Pennsylvania 18104            Business of Fordham University
                                         from 1985 to 1992; Chairman of
                                         Arthur R. Taylor & Co.
                                         (investment firm); and Director
                                         of  Louisiana Land & Exploration
                                         Company and Pitney Bowes, Inc.
                                         from 1982 to 1997.

John F. Wallace (3).................   Secretary and Treasurer of the Fund       68       1990        -0-
180 Maiden Lane                          since 1990; Senior Vice President
New York, New York 10038                 of NCM since 1981, Secretary
                                         since  1976,  Treasurer  since 1984 and
                                         Director   since   1986;   Senior  Vice
                                         President    of    Nomura    Securities
                                         International, Inc. ("NSI") since 1978,
                                         Secretary   from  1977  to  1991,   and
                                         Director from 1983 to 1991.

---------------------

(1) Each of the nominees is also a director of Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NCM acts as manager.

(2)  Member  of  Audit  Committee  and  Nominating  Committee  of the  Board  of
     Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended March 31, 1997, the Board of Directors held seven meetings; the Audit Committee held one meeting; and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Sawada is President of the Fund and the President and a director of NCM. Mr. Wallace is Secretary and Treasurer of the Fund, Senior Vice President, Secretary, Treasurer and a director of NCM and Senior Vice President of NSI, which is an affiliate of NCM.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with a Director's actual out-of-pocket expenses related to attendance at meetings. Such fees and expenses aggregated $40,821 for the fiscal year ended March 31, 1997. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $2,776 for the fiscal year ended March 31, 1997.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors:

                                              Aggregate         Pension or Retirement    Total Compensation from
                                            Compensation     Benefits Accrued as Part   ofFund Complex Paid to
                                            from Fund for       Fund Expenses for its     Directors During the
                                        its Fiscal Year Ended     Fiscal Year Ended        Calendar Year Ended
      Name of Director                     March 31, 1997           March 31, 1997         December 31, 1996*
      ----------------                    -----------------     ---------------------     --------------------
William G. Barker, Jr...................       $8,500                    None                   $33,000
George H. Chittenden....................       $8,500                    None                   $33,000
Haruo Sawada............................          --                     None                       --
Chor Weng Tan...........................       $8,500                    None                   $33,000
Arthur R. Taylor........................       $8,500                    None                   $33,000
John F. Wallace.........................          --                     None                       --

-----------------

* In addition to the Fund, the "Fund Complex" includes Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                             Shares of Common
                                                                                             Stock of the Fund
                                                                                               Beneficially
           Name  and Principal                                                  Officer           Owned at
    Occupation During Past Five Years                    Office          Age     Since         August 4, 1997
      -----------------------------                      -------        ----     -----        --------------
Haruo Sawada.....................................       President       47        1997              -0-
     President and Director of NCM since 1997,
     General  Manager of NIMCO from 1994 to 1996,
     Senior Vice  President of NCM
     from 1990 to 1994.

Mitsutoyo Kohno..................................    Vice President     48        1990              -0-
     Senior Vice President of NCM since 1991
     and Director since 1994, Vice President
     from 1989 to 1991.

John F. Wallace..................................     Secretary and     68        1990              -0-
     Senior Vice President of NCM since 1981,           Treasurer
     Secretary since 1976,  Treasurer since 1984
     and Director since 1986. Senior Vice President
     of NSI since 1978, Secretary from 1977 to 1991,
     and Director from 1983 to 1991.

      Stock Ownership. At August 4, 1997, the Directors and officers of the Fund as a group (7 persons) owned an aggregate of 750 shares, less than 1% of the outstanding shares of the Fund. Mr. Sawada, President of the Fund, and Mr. Mitsutoyo Kohno, Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NCM and NIMCO.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      On the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending March 31, 1998. Price Waterhouse has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NCM, and for three other investment companies for which NCM acts as manager. The Board of Directors of the Fund considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Fund.

      A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

    ITEMS 3., 4. AND 5. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT, INVESTMENT
                ADVISORY AND INVESTMENT SUB-ADVISORY ARRANGEMENTS

      Nomura Capital Management, Inc. ("NCM") has served as the management company for the Fund since the Fund commenced operations in 1990. Nomura Investment Management Co., Ltd. ("NIMCO"), the parent of NCM, has served as the investment adviser for the Fund since that time. During 1996, following approval by the Fund's shareholders, NIMCO entered into an investment sub-advisory agreement with Nomura Capital Management (Singapore) Ltd. ("NCM-Singapore"), another subsidiary of NIMCO. NCM, NIMCO, and NCM-Singapore are each affiliates of The Nomura Securities Co., Ltd. ("Nomura"), which is the largest securities company in Japan. The existing agreements between the Fund and NCM, NCM and NIMCO, and NIMCO and NCM-Singapore are referred to below as the Current Management Agreement, the Current Investment Advisory Agreement, and the Current Investment Sub-Advisory Agreement, respectively.

      NIMCO has announced a proposed merger pursuant to which it and The Nomura Securities Investment Trust Management Co., Ltd. ("NSITM"), another investment advisory company affiliated with Nomura, will consolidate their organizations. The merger of the two affiliated companies is permitted by recent changes in Japanese law. NIMCO is the largest investment advisory company in Japan in terms of total assets under management. NSITM is the largest investment trust management company in Japan. At June 30, 1997, NIMCO and NSITM together managed approximately $127.9 billion of investments.

      It is presently contemplated that the corporate restructuring of NIMCO and NSITM (the "NAM Restructuring") will take place on or about October 1, 1997. As part of the NAM Restructuring, it is anticipated that a subsidiary of NSITM based in New York will merge into NCM, and that a subsidiary of NSITM located in Singapore will merge into NCM-Singapore. After the restructuring, the advisory firms will operate under the following names: the successor firm to NIMCO will be Nomura Asset Management Co., Ltd. ("NAM"), the successor firm to NCM will be Nomura

Asset  Management  U.S.A.  Inc.  ("NAM-U.S.A."),   and  the  successor  firm  to
NCM-Singapore will be Nomura Asset Management Singapore Ltd. ("NAM-Singapore").

      NCM has advised the Board of Directors and the Fund that the changes in the corporate structure of the advisers in the United States, Japan and Singapore are not expected to affect the portfolio management or day-to-day operations of the Fund. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which would result in a termination of the Current Management Agreement, the Current Investment Advisory Agreement and the Current Investment Sub-Advisory Agreement. Accordingly, in anticipation of the consummation of the NAM Restructuring and in order to ensure the continuity of management, investment advisory and investment sub-advisory services provided to the Fund by NCM, NIMCO and NCM-Singapore, respectively, a new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement"), a new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory Agreement"), and a new investment sub-advisory agreement between NAM and NAM-Singapore (the "New Investment Sub-Advisory Agreement") are proposed to be approved prior to such date by a majority of the Fund's shareholders.

      The proposed new agreements under which the Fund will operate after the NAM Restructuring are substantively identical to the agreements under which the Fund currently operates. The services to be provided by NAM-U.S.A., NAM and NAM-Singapore after the NAM Restructuring will be identical to the services currently provided by NCM, NIMCO and NCM-Singapore, respectively. NCM has advised the Board of Directors of the Fund that the NAM Restructuring will provide the Fund with access to an investment adviser with a larger capital base and increased investment research staff. NCM has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NCM, NIMCO, and NCM-Singapore, respectively. AS DESCRIBED BELOW, THE PROPOSED NEW AGREEMENTS DO NOT ALTER THE RATE OF MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND.

      In their consideration of the above agreements, the Board of Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-U.S.A., NAM and NAM-Singapore, and comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The Independent Directors also considered the quality of the personnel providing management and investment advisory services to the Fund, NCM's representations that there will be no material adverse change in the services provided to the Fund after the NAM Restructuring is completed, the relative profitability of the present arrangements to NCM, NIMCO and NCM-Singapore, and information about the services to be performed and the personnel performing such services under the proposed agreements. The Independent Directors were advised by separate counsel in connection with their review of the management, investment advisory and investment sub-advisory arrangements of the Fund.

      If approved by the Fund's shareholders at the Meeting, each of the New Management Agreement, the New Investment Advisory Agreement and the New
Investment Sub-Advisory Agreement will remain in effect until September 30, 1999, unless terminated as described below. The Fund's management agreement with NCM was last approved by its shareholders on July 9, 1991. The Fund's investment advisory and investment sub-advisory arrangements were last approved by its shareholders on November 12, 1996. Although the management, investment advisory and investment sub-advisory arrangements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

      As indicated above, NIMCO and NSITM are affiliates of Nomura, the largest securities company in Japan. The Tokyo Prosecutor's Office indicted Nomura and certain of its former officers in June and July, 1997 for loss compensation in violation of the Securities and Exchange Law of Japan. Such transactions involved compensation of a client for losses incurred in prior securities transactions for the purpose of rewarding him for cooperating with

      Nomura in ensuring the smooth conduct of its annual shareholders' meeting held in June 1995. In addition, on July 30, 1997, the Ministry of Finance of
Japan announced administrative penalties against Nomura, each for certain specified time periods, as follows: suspension of Nomura's own-account stock-related dealing; suspension of stock-related business at all Nomura branch offices; suspension of all securities transactions at certain divisions of Nomura's headquarters; suspension of all securities transactions at Nomura's headquarters; and ban from participation in the auction and underwriting of public bonds in Japan. On August 8, 1997, the Tokyo Stock Exchange (which had previously imposed certain sanctions against Nomura) and the Japan Securities Dealers Association each imposed fines on Nomura of approximately $845,000. NCM has advised the Board of Directors that neither NCM nor NIMCO had any involvement in any of the activities that were the subject of the indictments and administrative penalties, and that NCM has been advised by NSITM that neither it nor any of its subsidiaries had any such involvement.

INFORMATION CONCERNING NAM-U.S.A., NAM, AND NAM-SINGAPORE

      NAM-U.S.A.  will provide global investment  advisory  services,  primarily
with  respect  to  Japanese  and  other  Pacific  Basin  securities,   for  U.S.
institutional clients. NAM-U.S.A. also will act as one of the investment advisers to six other investment companies, three of which are U.S. registered investment companies. NAM-U.S.A. will be a subsidiary of NAM and Nomura Research Institute ("NRI").

      The following table sets forth the name, proposed title and principal occupations of the proposed principal executive officer and each director of NAM-U.S.A. upon the completion of the NAM Restructuring:

                                        TITLE WITH NAM-U.S.A.     PRESENT
NAME*                                   AFTER NAM RESTRUCTURING   PRINCIPAL OCCUPATION
-----                                   ----------------------    ------------------
Haruo Sawada.........................   Director and President    Director and President of NCM
Brian X. Fitzgibbon..................   Director                  Director and Senior Vice President of NCM
Takashi Harino.......................   Director                  Director of NSITM
Shigenobu Hayakawa...................   Director                  Managing Director of NRI
Shigehito Hayashi....................   Director                  Director and President of Nomura Asset
                                                                  Management (U.S.A.) Inc.
Naotake Hirasawa.....................   Director                  Director of NIMCO
Mitsutoyo Kohno......................   Director                  Director and Senior Vice President of NCM
Takahide Mizuno......................   Director                  Director of NIMCO
Takeo Nakamura.......................   Director                  Managing Director of NIMCO
Marti G. Subrahmanyam................   Director                  Professor of Finance and Economics,
                                                                  New York University, Leonard N. Stern
                                                                  School of Business Administration
John F. Wallace......................   Director                  Director, Senior Vice President, Secretary and
                                                                  Treasurer of NCM

-----------------

* The address of Messrs. Sawada, Fitzgibbon, Hayashi, Kohno, Subrahmanyam, and Wallace is 180 Maiden Lane, New York, New York 10038. The address of Messrs. Harino, Hirasawa, Mizuno, and Nakamura is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan. The address of Mr. Hayakawa is 1-10-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

      NAM will provide investment advisory services for Japanese and international clients. In addition to the Fund, NAM will act as an investment adviser with respect to the following registered investment companies: Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc. NRI, whose address is 1-10-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan, will own 12.44% of NAM.

      The following table sets forth the name, proposed title and principal occupation of the proposed principal executive officer and each director of NAM upon the completion of the NAM Restructuring:


                                        TITLE WITH NAM AFTER      PRESENT
NAME*                                   NAM RESTRUCTURING         PRINCIPAL OCCUPATION
-----                                   ------------------        -------------------
Hitoshi Tonomura.....................   Chairman of the Board     President of NSITM
Tadashi Takubo.......................   President                 President of NIMCO
Tadashi Akimoto......................   Director                  Director of NIMCO
Kazuhiko Hama .......................   Director                  Director of NSITM
Takashi Harino.......................   Director                  Director of NSITM
Naotake Hirasawa.....................   Director                  Director of NIMCO
Toshio Ikawa.........................   Director                  Director of NSITM
Hideaki Ishii........................   Director                  Managing Director of NSITM
Shinzo Katada........................   Director                  Managing Director of NIMCO
Atsushi Kinebuchi....................   Director                  Executive Managing Director of NSITM
Norio Kinoshita......................   Director                  Director of NSITM
Masami Kitaoka.......................   Director                  Director of NSITM
Mitsunori Minamio....................   Director                  Director of NIMCO
Haruo Miyako.........................   Director                  Managing Director of NSITM
Takahide Mizuno......................   Director                  Director of NIMCO
Takeo Nakamura.......................   Director                  Managing Director of NIMCO
Naoki Santo..........................   Director                  Executive Managing Director of NIMCO
Takanori Shimizu.....................   Director                  Managing Director of NSITM
Teruo Shimizu........................   Director                  Director of NSITM
Hiromichi Tabata.....................   Director                  Director of NSITM
Katsuya Takanashi....................   Director                  Executive Vice President of NSITM
Yasuo Takebayashi....................   Director                  Managing Director of NSITM
Takanori Tanabe......................   Director                  Executive Managing Director of NSITM
Isao Teranishi.......................   Director                  Executive Managing Director of NIMCO

----------------------
* The address of the principal executive officer and each director is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

      NAM-Singapore, a Singapore corporation, will be a subsidiary of NAM and Nomura Asset Management U.K. Limited ("NAM-U.K."). NAM-Singapore will provide investment advisory services relating to Pacific Basin securities to institutional clients, including pension and profit sharing plans. In addition, NAM-Singapore will act as an investment adviser for Nomura Pacific Basin Fund, Inc. and for such services will receive from NAM-U.S.A. an investment advisory fee of .0275% of such Fund's average daily net assets. NAM, whose address will be 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan, and NAM-U.K., whose address is Nomura House, 1 St. Martin's-le-Grand, London EC1A 4NP, England, will own 75% and 20%, respectively, of NAM-Singapore.

      The following table sets forth the name, proposed title and principal occupation of the proposed principal executive officer and each director of NAM-Singapore upon the completion of the NAM Restructuring.


                                        TITLE WITH NAM-SINGAPORE  PRESENT
NAME*                                   AFTER NAM RESTRUCTURING   PRINCIPAL OCCUPATION
-----                                   -----------------------   -------------------
Takashi Kusano.......................   Managing Director         Managing Director of NCM-Singapore
Reginald J. Frank....................   Director                  Director of NCM-Singapore
Takashi Harino.......................   Director                  Director of NSITM
Naotake Hirasawa.....................   Director                  Director of NIMCO
Noritada Ishikawa....................   Director                  Senior Manager of NSITM
Takahide Mizuno......................   Director                  Director of NIMCO
Takeo Nakamura.......................   Director                  Managing Director of NIMCO
Koichi Suzuki........................   Director                  President and Managing Director of Nomura
                                                                  Asset Management (Singapore) Limited

---------------------

* The address of Messrs. Kusano and Frank is 6 Battery Road, 42-03, Standard Chartered Bank Building, Singapore 049909. The address of Messrs. Harino, Hirasawa, Ishikawa, Mizuno, and Nakamura is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan. The address of Mr. Suzuki is 6 Battery Road, 40-02, Standard Chartered Bank Building, Singapore 049909.

TERMS OF THE NEW MANAGEMENT AGREEMENT, THE NEW INVESTMENT ADVISORY AGREEMENT, AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

      Copies of the forms of the New Management Agreement, the New Investment Advisory Agreement, and the New Investment Sub-Advisory Agreement are set forth as Exhibits A, B, and C, respectively. Set forth below is a summary of the terms of such agreements. As discussed above, the proposed agreements are substantively identical to the agreements under which the Fund currently operates. THE PROPOSED AGREEMENTS DO NOT CHANGE THE AMOUNT OF MANAGEMENT FEES PAYABLE BY THE FUND.

      Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment adviser for the Fund.

      Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM will agree to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund. Pursuant to such Agreement, NAM is authorized to retain NAM-Singapore to act as an investment sub-adviser for the Fund.

      Pursuant to the New Investment Sub-Advisory Agreement between NAM and NAM-Singapore, NAM-Singapore will agree to furnish NAM-U.S.A. and NAM with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM-Singapore will not be responsible for the actual portfolio decisions of the Fund.

COMPENSATION AND EXPENSES

      AS DESCRIBED ABOVE, THE MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND WILL REMAIN THE SAME UNDER THE PROPOSED CONTRACTUAL ARRANGEMENTS. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .50% of the Fund's average weekly net assets, and NAM will pay NAM-Singapore monthly fees at the annual rate of .25% of the Fund's average weekly net assets. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the fiscal year ended March 31, 1997, the Fund paid or accrued fees to NCM of $506,083. At July 31, 1997, the net assets of the Fund aggregated approximately $52.1 million. At this net asset level, the annual management fee would aggregate $572,595.

      The New Management Agreement obligates NAM-U.S.A. to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $240,252. Nomura and its affiliates earned no commissions on execution of such portfolio security transactions.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A., NAM, and their affiliates will act as manager or investment adviser:

                                                                                               APPROXIMATE
                                                                                              NET ASSETS AT
                                                                                              JULY 31, 1997
       INVESTMENT COMPANY                            ANNUAL ADVISORY FEES                      (MILLIONS)
       -------------------                           --------------------                     ------------
JAPAN OTC EQUITY FUND, INC.
Manager:                                   Management Fee:                                        $77.5
NAM-U.S.A.                                 1.10% of net assets not in excess of $50 million,
Investment Adviser:                        1.00% of net assets in excess of $50 million but
NAM                                        not exceeding $100 million, and .90% of net
                                           assets in excess of $100 million

                                           Investment Advisory Fee:
                                           .50% of net assets not in excess of $50 million,
                                           .45% of net assets in excess of $50 million but
                                           not exceeding $100 million, and .40% of net
                                           assets in excess of $100 million; paid by
                                           NAM-U.S.A.


                                                                                               APPROXIMATE
                                                                                              NET ASSETS AT
                                                                                              JULY 31, 1997
       INVESTMENT COMPANY                            ANNUAL ADVISORY FEES                      (MILLIONS)
       -------------------                           --------------------                     ------------
KOREA EQUITY FUND, INC.(1)                                                                        $50.5
Manager:                                   Management Fee:
NAM-U.S.A.                                 1.10% of net assets.
Investment Adviser:                        Investment Advisory Fee:
NAM                                        .55% of net assets; paid by NAM-U.S.A.

NOMURA PACIFIC BASIN FUND, INC.                                                                   $23.8
Manager:                                   Management Fee:
NAM-U.S.A.                                 .75% of net assets.
Investment Advisers:                       Investment Advisory Fees:
NAM                                        .26125% of net assets; paid by NAM-U.S.A.
                                            to NAM

NAM-Singapore                              .0275% of net assets; paid by NAM-U.S.A. to
                                            NAM-Singapore

----------------
(1) LG Investment Trust Management Co., Ltd. will act as investment sub-adviser to Korea Equity Fund, Inc. for which it will receive compensation of .10% of net assets paid by NAM-U.S.A.

      Duration and Termination. As indicated above, each of the New Management Agreement, the New Investment Advisory Agreement and the New Investment Sub-Advisory Agreement will remain in effect until September 30, 1999, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Allied Dunbar Assurance plc, an English corporation ("Allied Dunbar"), Threadneedle Investment Managers Limited, an English Corporation ("Threadneedle") and B.A.T. Industries plc, and English corporation ("B.A.T."), have reported a 5.3% beneficial ownership of the Fund's Common Stock. Allied Dunbar, located at Allied Dunbar Centre, Swindon SN1 1EZ England, is the beneficial owner of the Fund's Common Stock through its Allied Dunbar Far East Fund, Allied Dunbar Equity Far East Fund and Allied Dunbar Pension Equity Far East Fund. Threadneedle, located at 9-15 Sackville Street, London W1A 2JP England, acts as investment adviser to such funds and, therefore, may be deemed to be a beneficial owner of such securities. In addition, B.A.T., located at Windsor House, 50 Victoria Street, London SW1H 0NL England, may be deemed to be the indirect beneficial owner of such securities by indirectly owning 99% of the outstanding shares of Allied Dunbar.

      Newgate Management Associates, located at 80 Field Point Road, Greenwich, Connecticut 06830, claims beneficial ownership of shares representing in excess of 10% of the Fund's outstanding shares.

      To the knowledge of the management of the Fund, the persons listed below are the only beneficial owners of more than 5% of the Fund's outstanding shares.

                                                                     Percent of
                                           Shares of Common Stock    the Fund's
           Name of                               of the Fund        Common Stock
      Beneficial Owner                       Beneficially Owned         Owned
      ----------------                     ----------------------  -------------
Allied Dunbar Assurance plc,                      265,800                5.3%
Threadneedle Investment Managers Limited,
and B.A.T. Industries plc
Newgate Management Associates                     575,500               11.5%

                             ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the NAM Restructuring, in which case they will be borne by NCM. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $10,000, together with reimbursement of such firm's expenses.

      The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the shares present and voting on the proposal at a meeting at which a quorum is present. Approval of each of the Management Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreement requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) of 67% or more of the shares of the Fund present at the meeting of the holders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. If the Management, Investment Advisory and Investment Sub-Advisory Agreements are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management, investment advisory and investment sub-advisory arrangements. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on certain items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors or the ratification of the selection of independent accountants. Abstentions and broker non-votes will have the same effect as a vote against the approval of each of the Management Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreement.

      The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).

PROPOSALS OF SHAREHOLDERS

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by June 1, 1998.

                                              By Order of the Board of Directors

                                              JOHN F. WALLACE
                                              Secretary

Dated: August 20, 1997

                                                                       Exhibit A

                              MANAGEMENT AGREEMENT

      AGREEMENT made this ____ day of _____________ 1997, by and between JAKARTA GROWTH FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Fund is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                              DUTIES OF THE MANAGER

      The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering stockholder accounts and handling stockholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Manager is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

      (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

      (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund's shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.

                                   ARTICLE III

                           COMPENSATION OF THE MANAGER

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 1.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the
Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

                          INVESTMENT ADVISORY AGREEMENT

      This Agreement is entered into with the understanding that the Manager will enter into a Investment Advisory Agreement with Nomura Asset Management Co., Ltd., in the form attached hereto as Exhibit A, in which the Manager will contract for advisory services and pay the Investment Adviser compensation for its services out of the compensation received hereunder pursuant to Article III at the rates set forth therein. Such Investment Advisory Agreement will be coterminous with this Management Agreement.

                                    ARTICLE V

                     LIMITATION OF LIABILITY OF THE MANAGER

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.

                                   ARTICLE VI

                            ACTIVITIES OF THE MANAGER

      The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and stockholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and stockholders or otherwise and that directors, officers, employees, partners, and stockholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as stockholder or otherwise.

                                   ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until ______________ __, 1999 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX

                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  GOVERNING LAW

      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered the Agreement as of the date first above written.

                                             JAKARTA GROWTH FUND, INC.

                                             By _______________________________

                                             NOMURA ASSET MANAGEMENT U.S.A. INC.

                                             By _______________________________

                                                                       Exhibit B

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this ____ day of _____________ 1997, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H :

      WHEREAS, Jakarta Growth Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a management agreement with the Fund dated as of _________, 1997 (the "Management Agreement"); and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        DUTIES OF THE INVESTMENT ADVISER

      Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research and securities analysis as the latter may from time to time consider necessary for the proper supervision of the Fund's assets. The Investment Adviser shall continuously review the Fund's holdings and shall make recommendations as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities law. The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                     COMPENSATION OF THE INVESTMENT ADVISER

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.50% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined. It is understood that a portion of such compensation is being paid by the Manager to the Investment Adviser, as agent for the Investment Sub-adviser referenced in Article IV hereof, and that the Investment Adviser will remit such compensation to the Investment Sub-adviser pursuant to the Investment Sub-Advisory Agreement referenced in such Article IV.

                                   ARTICLE IV

                        INVESTMENT SUB-ADVISORY AGREEMENT

      This Agreement is entered into with the understanding that the Investment Adviser will enter into an Investment Sub-Advisory Agreement with Nomura Asset Management Singapore Ltd., substantially in the form attached hereto as an Exhibit, in which the Investment Adviser will contract for advisory services and pay the Investment Sub-adviser compensation for its services out of the compensation received hereunder pursuant to Article III.

                                    ARTICLE V

                LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                   ARTICLE VI

                      ACTIVITIES OF THE INVESTMENT ADVISER

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and stockholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees and stockholders or otherwise and that directors, officers, employees and stockholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as stockholder or otherwise.

                                   ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until ___________ __, 1999 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other parties hereto. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX

                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                             NOMURA ASSET MANAGEMENT U.S.A. INC.

                                             By ________________________________

                                             NOMURA ASSET MANAGEMENT CO., LTD.

                                             By ________________________________

                                                                       Exhibit C

                        INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made this ____ day of ____________ 1997, by and between NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser") and NOMURA ASSET MANAGEMENT SINGAPORE LTD., a Singapore corporation (hereinafter referred to as the "Investment Sub-adviser").

                              W I T N E S S E T H :

      WHEREAS, Jakarta Growth Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, Nomura Asset Management U.S.A. Inc., a New York corporation (hereinafter referred to as the "Manager"), has entered into a management agreement with the Fund dated as of __________ __, 1997 (the "Management Agreement") and an investment advisory agreement relating to the Fund with the Investment Adviser dated as of __________ __, 1997 (the "Investment Advisory Agreement"); and

      WHEREAS,   the  Manager,   the  Investment   Adviser  and  the  Investment
Sub-adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Investment Sub-adviser is willing to provide investment advisory services to the Manager and the Investment Adviser in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                      DUTIES OF THE INVESTMENT SUB-ADVISER

      Subject to the broad supervision of the Investment Adviser and the Fund, the Investment Sub-adviser shall provide the Manager and the Investment Adviser with such economic research and securities analysis as the Manager and the Investment Adviser may request. The Investment Sub-adviser shall continuously review the Fund's holdings and shall make recommendations to the Manager and the Investment Adviser as to which such securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Sub-adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Sub-adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Recommendations made by the Investment Sub-adviser pursuant to this Article I shall be provided concurrently to the Manager and the Investment Adviser. The Manager shall advise the Investment Sub-adviser as to action taken or to be taken based upon such recommendations.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

      The Investment Sub-adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                   COMPENSATION OF THE INVESTMENT SUB-ADVISER

      For the services to be rendered as provided herein, the Investment Adviser shall pay to the Investment Sub-adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.25% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

              LIMITATION OF LIABILITY OF THE INVESTMENT SUB-ADVISER

      The Investment Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Sub-adviser" shall include any affiliates of the Investment Sub-adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Sub-adviser and such affiliates.

                                    ARTICLE V

                    ACTIVITIES OF THE INVESTMENT SUB-ADVISER

      The services of the Investment Sub-adviser to the Fund are not to be deemed to be exclusive, the Investment Sub-adviser and any person controlled by or under common control with the Investment Sub-adviser (for purpose of this
Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and stockholders of the Manager and the Investment Adviser are or may become interested in the Investment Sub-adviser and its affiliates, as directors, officers, employees and stockholders or otherwise and that directors, officers, employees and stockholders of the Investment Sub-adviser and its affiliates are or may become similarly interested in the Manager, the Investment Adviser or the Fund, and that the Investment Sub-adviser is or may become interested in the Manager, the Investment Adviser or the Fund as stockholder or otherwise.

                                   ARTICLE VI

                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until __________ __, 1999 and thereafter, but only so long as the Management Agreement and the Investment Advisory Agreement remain in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Sub-adviser, on sixty days' written notice to the parties hereto. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement or the Investment Advisory Agreement.

                                   ARTICLE VII

                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                  ARTICLE VIII

                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        NOMURA ASSET MANAGEMENT CO., LTD.

                                        By ____________________________________



                                        NOMURA ASSET MANAGEMENT SINGAPORE LTD.

                                        By ____________________________________

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                            New York, New York 10038

                                    P R O X Y

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Jakarta Growth Fund, Inc. (the "Fund") held of record by the undersigned on August 4, 1997 at the Annual Meeting of the shareholders of the Fund to be held on September 24, 1997 or any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

_______________________________              __________________________________

_______________________________              __________________________________

_______________________________              __________________________________

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE

JAKARTA GROWTH FUND, INC.

Mark box at right if an address change or comment has |_| been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.  Date _________

Shareholder sign here ___________________ Co-owner sign here__________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
  "FOR" ALL PROPOSALS.

1. Election of Directors.

    William G. Barker, Jr.     Chor Weng Tan
    George H. Chittenden       Arthur R. Taylor
    Haruo Sawada               John F. Wallace

        For All Nominees |_|   Withhold |_|   For All Nominees Except |_|

If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through that nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund.

        For |_|   Against |_|   Abstain |_|

3. Proposal to approve the new Management Agreement.

        For |_|   Against |_|   Abstain |_|

4. Proposal to approve the new Investment Advisory Agreement.

        For |_|   Against |_|   Abstain |_|

5. Proposal to approve the new Investment Sub-Advisory Agreement.

        For |_|   Against |_|   Abstain |_|

6. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
 .

RECORD DATE SHARES:

                            Jakarta Growth Fund, Inc.
                                180 Maiden Lane
                               New York, NY 10038

                                                                 August 20, 1997

Dear Shareholder:

      We are writing to request your vote on matters that are important to the Fund. We urge you to review the attached proxy statement, cast your vote on the attached proxy card and return your card in the enclosed envelope.

      Of particular importance are the proposals to approve new management, investment advisory and investment sub-advisory agreements. As described in the enclosed proxy statement, these new agreements are required in light of a corporate restructuring of the Fund's investment advisers in which they are being consolidated with affiliated advisory companies. The new agreements do not change the fee paid by the Fund. The agreements will not become effective unless each of them is approved.

      The Directors unanimously recommend that you vote "FOR" each of the proposals described in the Fund's proxy statement. Your participation is important. If you will not be attending the meeting personally, we urge you to return the enclosed proxy card.

                                             On behalf of the Board of Directors


                                                        Haruo Sawada
                                                          President